EXECUTION DRAFT
GUARANTY

THIS GUARANTY (hereinafter referred to as this “Guaranty”) is made this ___ day of October, 2009, by The Saint James Company, a North Carolina corporation (“Guarantor”), to and for the benefit of Saphire Advisors, LLC, a Delaware limited liability company (“Payee”).

WHEREAS, in connection with that certain Membership Interest Purchase Agreement, dated October __, 2009 (the “Asset Purchase Agreement”), by and among The Saint James Eos Wine Company, a California corporation (“Purchaser”), The Saint James Company, a North Carolina corporation, and Payee, Purchaser is executing and delivering to Payee that certain Secured Promissory Note of Purchaser, dated of even date herewith, in favor of Payee in the initial principal amount of $6,128,559.91 (the “Note”); and

WHEREAS, Guarantor owns all of the equity interests of Purchaser and will benefit from the transactions contemplated by the Asset Purchase Agreement (Capitalized terms not defined herein shall have the meanings given in the Asset Purchase Agreement); and

WHEREAS, Payee has required, as a condition to entering into the Asset Purchase Agreement, that Guarantor execute and deliver this Guaranty.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, Guarantor covenants and agrees as follows:

1.           Guarantor.  Guarantor absolutely, unconditionally, and irrevocably guarantees to Payee the full and prompt payment of the Note, plus all expenses, including reasonable attorneys’ fees, paid or incurred by Payee in endeavoring to enforce or collect the indebtedness owed under the Note.  No compromise, settlement, release or discharge of, or indulgence with respect to, or any failure, neglect or omission to enforce or exercise any right against Purchaser, Guarantor, or any other guarantor, nor the fact that at any time all of the indebtedness underlying the Note may have been paid in full, shall release or discharge Guarantor.  Notwithstanding anything contained herein to the contrary, the obligations of Guarantor hereunder are subordinated to the Farm Credit Obligations (and those in place thereof, e.g., a Qualified Refinancing (as defined in the Security Agreement)).  Notwithstanding anything to the contained herein to the contrary, except during the pendency of any event of default set forth in the documents underlying the Farm Credit Obligations or Qualified Refinancing, as applicable, Guarantor’s obligations hereunder shall be suspended (and, if such event of default is cured, such obligations shall become re-effective and any payments suspended during the pendency of such event of default, shall be promptly paid to Saphire Advisors); provided, however, that, if either Farm Credit or the entity that provides the Qualifying Refinancing shall impose more “restrictive subordination provisions” as a condition to providing Purchaser with access to its reasonably required financing, the obligations of Guarantor hereunder shall be restricted thereby.  For purposes of this Agreement, the phrase “restrictive subordination provisions” means (i) reserve requirements imposed upon either or both of Purchaser and Saint James, (ii) cash, free cash, or excess cash requirements imposed upon either or both of Purchaser and Saint James, (iii) financial ratios or financial statement ratios imposed upon either or both of Purchaser and Saint James, (iv) requirements that all payments to grape growers or suppliers for the current or upcoming season, as imposed upon either or both of Purchaser and Saint James, shall have been made in full, or (v) equivalent restrictions, such that Farm Credit or the Qualifying Financing entity has the contractual right and power to limit or preclude the obligations of Saint James, as guarantor under that this Guaranty,; subject to the Purchaser not being in breach of any of its covenants in any such financing agreement, as of the effective date of each financing agreement between the Purchaser and Farm Credit or between the Purchaser and the Qualifying Financing entity, as appropriate.

2.           Conversion of Note.  Guarantor acknowledges Payee’s equity conversion rights pursuant to Sections 8 and 9 of the Note.

3.           Independent Remedies.  In order to hold Guarantor liable and to enforce Guaranty, there shall be no obligation on the part of Payee at any time to resort for payment from Purchaser or any other guarantor, or any person, firm or corporation liable for any portion of the obligations or debt of Purchaser, or to any collateral, security, property, liens or other rights or remedies of Payee in respect to such indebtedness or any part thereof, all of which is hereby expressly waived by Guarantor.

4.           Governing Law. Guaranty has been negotiated, executed and delivered in, Illinois and shall be governed by the laws of the State of California without reference to the conflicts of law principles of that state.

5.           Successors.  Guaranty, and each and every part hereof, shall be binding upon Guarantor and upon the heirs, legal representatives, successors and assigns of Guarantor and shall inure to the benefit of Payee, its successors and assigns.

6.           Waivers.  All diligence in collection, and all presentment for payment, demand, protest and/or notice, as to any and everyone, of protest, dishonor, default or nonpayment, and notice of the creation and existence of any and all of the indebtedness guaranteed hereunder, and of any security therefor, and of the acceptance of this Guaranty, or extensions of credit or indulgences hereunder or of any other matters or things whatsoever relating hereto are expressly waived.  No delay on the part of Payee in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Payee of any right or remedy shall preclude other or further exercise thereof, or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of Guaranty be binding upon Payee except as expressly set forth in a writing duly signed and delivered on behalf of Payee.  No action of Payee permitted hereunder nor any inaction on the part of Payee shall in any way affect or impair the rights of Payee and the obligation of Guarantor under Guaranty.

7.           Attorneys’ Fees.  In the event any suit or action is brought by Payee or Guarantor under Guaranty to enforce any of its terms, or in any appeal therefrom, it is agreed that the prevailing party shall be entitled to recover its costs and expenses, including, without limitation, reasonable attorneys’ fees from the non-prevailing party.

8.           Notices.  Whenever any party hereto desires or is required to give any notice, demand or request with respect to Guaranty, each such communication shall be in writing and shall be effective only if it is delivered by personal service, sent by express courier service with guaranteed next day receipted delivery, charges prepaid or by facsimile or e-mail with verification of receipt, addressed as follows, (i) if to Guarantor, to Richard Hurst, with a copy (which shall not constitute notice) to Baker & Hostetler LLP, 600 Anton Boulevard, Suite 900, Costa Mesa, California 92626-7221, Attention:  Randy Katz, Facsimile:  (714) 966-8802, and (ii) if to Payee, to the addresses set forth on Exhibit A attached to the Note, with a copy (which shall not constitute notice) to Horwood Marcus & Berk Chartered, 180 North LaSalle Street, Suite 3700, Chicago, Illinois 60601, Attention:  Keith H. Berk, Esq., Facsimile:  (312) 264-2582.  Each such communication shall be effective when received by the addressee thereof in the case of personal service, facsimile or e-mail or, if sent by express courier, within one business day after delivery to such courier.  Any party may change its address for such communications by giving notice thereof to the other party in conformity with this Section 8.

9.           Entire Agreement; Amendment.  This Guaranty constitutes the entire agreement between Payee and Guarantor with respect to the subject matter hereof and supersedes all prior such agreements and understandings, both written and oral.  Guaranty may not be modified or amended except by a written instrument signed by Payee and Guarantor.

10.         General.  Article and paragraph headings used in this Guaranty are for convenience of reference only and are not to be part of this Guaranty for any other purpose.  This Guaranty may be executed in any number of counterparts and by different parties hereto on separate counterparts, and all such counterparts taken together shall be deemed to constitute one instrument.

11.         Waiver of Jury Trial, Venue, Jurisdiction.  GUARANTOR WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS (I) UNDER THIS GUARANTY OR (II) ARISING FROM THE TRANSACTIONS CONTEMPLATED BY THIS GUARANTY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.  GUARANTOR IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT ARISING OUT OF OR FROM OR RELATED TO THIS GUARANTY SHALL BE LITIGATED ONLY IN COURTS HAVING SITUS WITHIN THE CITY OF SAN FRANCISCO, STATE OF CALIFORNIA.  GUARANTOR HEREBY CONSENTS AND SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN SAID CITY AND STATE.  GUARANTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE VENUE OF ANY SUCH ACTION OR PROCEEDING.

IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed as of the date first set forth above.

THE SAINT JAMES COMPANY

By: _______________________
Its: _______________________